Exhibit 99.2

HRPT PROPERTIES TRUST

Fourth Quarter 2006

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the
December 31, 2005 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•          CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•         COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

•         CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION

FOR EXAMPLE:

•         SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•         RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•         OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•         CONTINGENCIES IN OUR COMMITTED ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•         WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, UNDER "ITEM 1A. RISK FACTORS."

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At December 31, 2006, we also owned approximately 18 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit project.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of December 31, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,000 properties with more than 93 million square feet located in 43 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 450 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and five mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of $14 billion as of December 31, 2006.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody's — Baa2

Standard & Poor's — BBB

Portfolio Data (as of 12/31/06) (1):

Total properties	504
Total sq. ft. (000s)	59,865
Percent leased	93.1%

Portfolio Concentration by Sq. Ft. (as of 12/31/06):

	Office	Industrial	Total
CBD	18.9%	0.3%	19.2%
Suburban	38.3%	42.5%	80.8%
Total	57.2%	42.8%	100.0%

Portfolio Concentration by NOI (Q4 2006) (1) (2):

	Office	Industrial	Total
CBD	31.5%	0.2%	31.7%
Suburban	49.7%	18.6%	68.3%
Total	81.2%	18.8%	100.0%

Portfolio Concentration by Major Market:
	12/31/06	Q4 2006
	Sq. Ft.	NOI (1) (2)
Metro Philadelphia, PA	9.1%	13.8%
Metro Washington, DC	4.4%	10.7%
Oahu, HI	29.9%	10.1%
Metro Boston, MA	4.6%	7.8%
Southern California	2.4%	6.9%
Metro Austin, TX	4.7%	4.7%
Other Markets	44.9%	46.0%
Total	100.0%	100.0%

(1)             Excludes properties classified in discontinued operations.

(2)             We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

INVESTOR  INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President and Chief Operating Officer	Senior Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8149 or tbonang@reitmr.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	RBC Capital Markets
Scott Sedlak	Sri Nagaragan
(314) 955-2883	(212) 428-2360

Cantor Fitzgerald	Citigroup
Philip Martin	Michael Bilerman
(312) 469-7485	(212) 816-1383

Ferris, Baker Watts	Stifel, Nicolaus
Charles Place	John Guinee
(410) 659-4657	(410) 454-5520

Merrill Lynch	Wachovia Securities
Christopher Pike	Stephen Swett
(212) 449-1153	(212) 214-5050

Raymond James
Paul Puryear
(727) 573-3800

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Matthew Lynch
(704) 386-2524	(212) 325-6456

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup	Wachovia Securities
Thomas Cook	Dan Sullivan
(212) 723-1112	(704) 383-6441

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust
 Supplemental Operating and Financial Data
 December 31, 2006

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

		As of and For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Shares Outstanding:
Common shares outstanding (at end of period)	210,052	210,037	209,986	209,861	209,861
Common shares outstanding (at end of period) — diluted (1)	239,244	210,037	209,986	209,861	209,861
Preferred shares outstanding (at end of period) (1)	33,180	18,000	18,000	18,000	20,000
Weighted average common shares and units outstanding - basic	210,039	209,992	209,968	209,861	209,861
Weighted average common shares and units outstanding - diluted (1)	236,058	209,992	209,968	209,861	209,861

Common Share Data:
Price at end of period	$12.35	$11.95	$11.56	$11.74	$10.35
High during period	$12.81	$12.22	$11.80	$12.09	$12.51
Low during period	$11.34	$10.80	$10.50	$10.30	$10.18
Annualized dividends paid per share	$0.84	$0.84	$0.84	$0.84	$0.84
Annualized dividend yield (at end of period)	6.8%	7.0%	7.3%	7.2%	8.1%

Market Capitalization:
Total debt (book value)	$2,397,231	$2,639,621	$2,611,077	$2,513,246	$2,520,156
Plus: market value of preferred shares (at end of period)	863,228	464,160	458,220	467,940	514,240
Plus: market value of common shares (at end of period)	2,594,142	2,509,942	2,427,438	2,463,768	2,172,061
Total market capitalization	$5,854,601	$5,613,723	$5,496,735	$5,444,954	$5,206,457
Total debt / total market capitalization	40.9%	47.0%	47.5%	46.2%	48.4%

Book Capitalization:
Total debt	$2,397,231	$2,639,621	$2,611,077	$2,513,246	$2,520,156
Plus: total stockholders’ equity	2,950,768	2,641,881	2,663,253	2,683,827	2,645,486
Total book capitalization	$5,347,999	$5,281,502	$5,274,330	$5,197,073	$5,165,642
Total debt / total book capitalization	44.8%	50.0%	49.5%	48.4%	48.8%

Selected Balance Sheet Data:
Total assets	$5,575,949	$5,454,778	$5,441,519	$5,355,189	$5,327,167
Total liabilities	$2,625,181	$2,812,897	$2,778,266	$2,671,362	$2,681,681
Gross book value of real estate assets (2)	$5,958,680	$5,773,686	$5,756,687	$5,615,904	$5,398,394
Equity investments in former subsidiaries (book value)	$—	$—	$—	$—	$194,297
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	40.2%	45.7%	45.4%	44.8%	45.1%

Selected Income Statement Data (3):
Rental income	$205,763	$202,542	$197,957	$189,559	$186,066
EBITDA (4)	$116,436	$114,429	$113,769	$119,562	$114,683
Property net operating income (NOI) (5)	$123,032	$122,323	$121,998	$117,756	$112,328
NOI margin (6)	59.8%	60.4%	61.6%	62.1%	60.4%
Net income	$37,877	$31,354	$31,514	$149,835	$43,706
Preferred distributions	$(14,716)	$(9,234)	$(9,234)	$(11,508)	$(11,500)
Excess redemption price paid over carrying value of preferred shares	$—	$—	$—	$(6,914)	$—
Net income available for common shareholders	$23,161	$22,120	$22,280	$131,413	$32,206
Funds from operations (FFO) (7)	$76,859	$71,260	$71,915	$76,248	$74,055
FFO available for common shareholders (7)	$62,143	$62,026	$62,681	$64,740	$62,555
Common distributions paid	$44,107	$44,097	$44,095	$44,071	$44,070

Per Share Data (1):
Net income available for common shareholders — basic and diluted	$0.11	$0.11	$0.11	$0.63	$0.15
FFO available for common shareholders — basic (7)	$0.30	$0.30	$0.30	$0.31	$0.30
FFO available for common shareholders — diluted (1) (7)	$0.29	$0.30	$0.30	$0.31	$0.30
Common distributions paid	$0.21	$0.21	$0.21	$0.21	$0.21
FFO payout ratio	70.0%	70.0%	70.0%	67.7%	70.0%

Coverage Ratios:
EBITDA (4) / interest expense	2.9x	2.7x	2.7x	2.9x	3.0x
EBITDA (4) / interest expense and preferred distributions	2.1x	2.2x	2.2x	2.3x	2.3x

(1)             In October 2006, we issued 15,180 preferred shares that were convertible into 29,192 common shares as of 12/31/06.  See page 16 for calculations of diluted net income, FFO, and weighted average common shares outstanding.

(2)             Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)             Results as of and for the three months ended 3/31/2006, 6/30/06, 9/30/06 and 12/31/06 exclude properties classified in discontinued operations, if any; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

(4)             See page 13 for calculation of EBITDA.

(5)             Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)             NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)             See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of December 31,
	2006	2005
		(audited)
ASSETS
Real estate properties:
Land	$1,143,109	$1,080,563
Buildings and improvements	4,619,164	4,144,011
	5,762,273	5,224,574
Accumulated depreciation	(668,460)	(548,460)
	5,093,813	4,676,114
Properties held for sale	—	10,779
Acquired real estate leases	167,879	161,787
Equity investments in former subsidiaries	—	194,297
Cash and cash equivalents	17,783	19,445
Restricted cash	21,635	18,348
Rents receivable, net of allowance for doubtful accounts of $4,737 and $3,767, respectively	172,566	145,385
Other assets, net	102,273	101,012
Total assets	$5,575,949	$5,327,167

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$40,000	$256,000
Senior unsecured debt, net	1,941,173	1,889,991
Mortgage notes payable, net	416,058	374,165
Accounts payable and accrued expenses	93,734	80,125
Dividends payable	44,111	—
Acquired real estate lease obligations	41,833	38,987
Rent collected in advance	19,592	17,858
Security deposits	15,972	13,679
Due to affiliates	12,708	10,876
Total liabilities	2,625,181	2,681,681

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative redeemable at par on February 22, 2006; zero and 8,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $200,000	—	193,086
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on February 15, 2011; 6,000,000 and zero shares issued and outstanding, respectively, aggregate liquidation preference $150,000	145,015	—
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 and zero shares issued and outstanding, respectively, aggregate liquidation preference $379,500	368,270	—
Common shares of beneficial interest, $0.01 par value: 300,000,000 shares authorized; 210,051,590 and 209,860,625 shares issued and outstanding, respectively	2,101	2,099
Additional paid in capital	2,774,461	2,779,159
Cumulative net income	1,703,354	1,452,774
Cumulative common distributions	(2,115,299)	(1,894,818)
Cumulative preferred distributions	(216,983)	(176,663)
Total shareholders’ equity	2,950,768	2,645,486
Total liabilities and shareholders’ equity	$5,575,949	$5,327,167

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Rental income (1)	$205,763	$185,579	$795,821	$708,841

Expenses:
Operating expenses	82,731	73,549	310,712	269,563
Depreciation and amortization	40,717	35,473	159,826	135,890
General and administrative	7,207	7,016	32,133	30,446
Total expenses	130,655	116,038	502,671	435,899

Operating income	75,108	69,541	293,150	272,942

Interest income	618	201	2,736	1,490
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $1,104, $763, $4,452 and $2,488, respectively)	(39,577)	(37,696)	(165,894)	(143,663)
Loss on early extinguishment of debt	—	—	(1,659)	(168)
Equity in earnings of equity investments (2)	—	4,412	3,136	14,352
Gain on sale of equity investments (2)	—	5,522	116,287	5,522
Gain on issuance of shares by equity investees (2)	—	1,533	—	6,241
Income from continuing operations	36,149	43,513	247,756	156,716
(Loss) income from discontinued operations	(17)	193	(93)	676
Gain on sale of properties	1,745	—	2,917	7,592
Net income	37,877	43,706	250,580	164,984
Preferred distributions	(14,716)	(11,500)	(44,692)	(46,000)
Excess redemption price paid over carrying value of preferred shares (3)	—	—	(6,914)	—
Net income available for common shareholders	$23,161	$32,206	$198,974	$118,984

Weighted average common shares outstanding — basic	210,039	209,861	209,965	197,831

Weighted average common shares outstanding — diluted (4)	236,058	209,861	216,524	197,831

Earnings per common share:
Income from continuing operations for common shareholders — basic and diluted (4)	$0.10	$0.15	$0.93	$0.56
Income from discontinued operations — basic and diluted (4)	$0.01	$—	$0.01	$0.04
Net income available for common shareholders — basic	$0.11	$0.15	$0.95	$0.60
Net income available for common shareholders — diluted (4)	$0.11	$0.15	$0.94	$0.60

Additional Data:
General and administrative expenses / rental income	3.50%	3.78%	4.04%	4.30%
General and administrative expenses / total assets (at end of period)	0.13%	0.13%	0.58%	0.57%

Non cash straight line rent adjustments (FAS 13) (1)	$7,710	$8,893	$25,602	$30,149
Lease value amortization (FAS 141) (1)	$(2,482)	$(2,353)	$(10,391)	$(7,364)
Lease termination fees included in rental income	$58	$381	$608	$3,916
Capitalized interest expense	$335	$—	$335	$—

(1)             We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)             We accounted for our former common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

(3)             In March 2006, we redeemed all our 8,000 series A preferred shares for their liquidation preference of $25/share plus accrued and unpaid distributions through the date of the redemption.

(4)             In October 2006, we issued 15,180 preferred shares that were convertible into 29,192 common shares as of 12/31/06.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

 HRPT Properties Trust
 Supplemental Operating and Financial Data
December 31, 2006

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Cash flows from operating activities:
Net income	$37,877	$43,706	$250,580	$164,984
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	32,316	29,145	128,768	111,951
Amortization of note discounts and premiums and deferred financing fees	1,104	763	4,452	2,488
Amortization of acquired real estate leases	7,603	6,400	30,098	23,025
Other amortization	3,291	2,387	11,482	8,871
Loss on early extinguishment of debt	—	—	1,659	—
Equity in earnings of equity investments	—	(4,412)	(3,136)	(14,352)
Gain on sale of equity investments	—	(5,522)	(116,287)	(5,522)
Gain on issuance of shares by equity investees	—	(1,533)	—	(6,241)
Distributions of earnings from equity investments	—	4,412	3,136	14,352
Gain on sale of properties	(1,745)	—	(2,917)	(7,592)
Change in assets and liabilities:
Decrease (increase) in restricted cash	1,140	(1,253)	(3,287)	3,909
Decrease (increase) in rents receivable and other assets	8,038	(15,454)	(36,311)	(69,972)
Increase in accounts payable and accrued expenses	16,583	3,758	12,254	1,043
(Decrease) increase in rent collected in advance	(619)	(2,202)	1,734	2,650
Increase in security deposits	847	143	2,322	1,902
(Decrease) increase in due to affiliates	(6,935)	(14,938)	1,832	(5,542)
Cash provided by operating activities	99,500	45,400	286,379	225,954

Cash flows from investing activities:
Real estate acquisitions and improvements	(161,291)	(164,805)	(527,661)	(576,082)
Distributions in excess of earnings from equity investments	—	1,280	2,251	8,294
Proceeds from sale of properties	4,410	—	10,641	20,078
Proceeds from sale of equity investments	—	16,976	308,333	16,976
Cash used for investing activities	(156,881)	(146,549)	(206,436)	(530,734)

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	368,270	—	513,285	—
Redemption of preferred shares	—	—	(200,000)	—
Proceeds from issuance of common shares, net	—	—	—	383,974
Proceeds from borrowings	68,000	436,247	1,112,000	1,058,247
Payments on borrowings	(340,738)	(279,307)	(1,286,688)	(921,555)
Deferred financing fees	(485)	(2,290)	(3,512)	(7,171)
Distributions to common shareholders	(44,107)	(44,070)	(176,370)	(165,231)
Distributions to preferred shareholders	(9,234)	(11,500)	(40,320)	(46,000)
Cash provided by (used for) financing activities	41,706	99,080	(81,605)	302,264

Decrease in cash and cash equivalents	(15,675)	(2,069)	(1,662)	(2,516)
Cash and cash equivalents at beginning of period	33,458	21,514	19,445	21,961
Cash and cash equivalents at end of period	$17,783	$19,445	$17,783	$19,445

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $335 in 2006)	$28,744	$21,224	$160,553	$141,890

Non-cash investing activities:
Real estate acquisitions	$(30,070)	$(29,274)	$(50,655)	$(29,274)

Non-cash financing activities:
Issuance of common shares	$192	$—	$2,218	$565
Assumption of mortgage notes payable	30,070	29,274	50,655	29,274

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CALCULATION OF EBITDA
(amounts in thousands)

		For the Three Months Ended		For the Year Ended
		12/31/2006	12/31/2005	12/31/2006	12/31/2005
Net income		$37,877	$43,706	$250,580	$164,984
Plus:	interest expense	39,577	37,696	165,894	143,663
Plus:	income taxes	—	—	—	—
Plus:	depreciation and amortization	40,727	35,578	159,957	136,483
Plus:	loss on early extinguishment of debt	—	—	1,659	168
Less:	gain on sale of properties	(1,745)	—	(2,917)	(7,592)
Less:	gain on sale of equity investments (1)	—	(5,522)	(116,287)	(5,522)
Less:	gain on issuance of shares by equity investees (1)	—	(1,533)	—	(6,241)
Less:	equity in earnings of equity investments (1)	—	(4,412)	(3,136)	(14,352)
Plus:	EBITDA from equity investments (1)	—	9,170	8,446	37,565
EBITDA		$116,436	$114,683	$464,196	$449,156

(1)           We accounted for our former common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because, by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)
(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Calculation of NOI (1):
Rental income	$205,763	$185,579	$795,821	$708,841
Operating expenses	(82,731)	(73,549)	(310,712)	(269,563)
Property net operating income (NOI)	$123,032	$112,030	$485,109	$439,278

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$123,032	$112,030	$485,109	$439,278
Depreciation and amortization	(40,717)	(35,473)	(159,826)	(135,890)
General and administrative	(7,207)	(7,016)	(32,133)	(30,446)
Operating income	75,108	69,541	293,150	272,942

Interest income	618	201	2,736	1,490
Interest expense	(39,577)	(37,696)	(165,894)	(143,663)
Loss on early extinguishment of debt	—	—	(1,659)	(168)
Equity in earnings of equity investments (2)	—	4,412	3,136	14,352
Gain on sale of equity investments (2)	—	5,522	116,287	5,522
Gain on issuance of shares by equity investees (2)	—	1,533	—	6,241
Income from continuing operations	36,149	43,513	247,756	156,716

(Loss) income from discontinued operations	(17)	193	(93)	676
Gain on sale of properties	1,745	—	2,917	7,592
Net income	37,877	43,706	250,580	164,984

Preferred distributions	(14,716)	(11,500)	(44,692)	(46,000)
Excess redemption price paid over carrying value of preferred shares	—	—	(6,914)	—
Net income available for common shareholders	$23,161	$32,206	$198,974	$118,984

(1)      Excludes properties classified in discontinued operations.

(2)      We accounted for our former common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company-wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)
(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Net income	$37,877	$43,706	$250,580	$164,984
Plus: depreciation and amortization	40,727	35,578	159,957	136,483
Loss on early extinguishment of debt:
Add: amount included in expenses	—	—	1,659	168
Less: portion settled in cash	—	—	—	(168)
Less: gain on sale of properties	(1,745)	—	(2,917)	(7,592)
Less: gain on sale of equity investments (1)	—	(5,522)	(116,287)	(5,522)
Less: gain on issuance of shares by equity investees (1)	—	(1,533)	—	(6,241)
Less: equity in earnings of equity investments (1)	—	(4,412)	(3,136)	(14,352)
Plus: FFO from equity investments (1)	—	6,238	6,426	27,314
FFO	76,859	74,055	296,282	295,074
Less: preferred distributions	(14,716)	(11,500)	(44,692)	(46,000)
FFO available for common shareholders	$62,143	$62,555	$251,590	$249,074

Weighted average common shares outstanding — basic	210,039	209,861	209,965	197,831

Weighted average common shares outstanding — diluted (2)	236,058	209,861	216,524	197,831

FFO available for common shareholders per share — basic	$0.30	$0.30	$1.20	$1.26

FFO available for common shareholders per share — diluted (2)	$0.29	$0.30	$1.19	$1.26

(1) We accounted for our former common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

(2) In October 2006, we issued 15,180 preferred shares that were convertible into 29,192 common shares as of 12/31/06.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE
COMMON SHARES OUTSTANDING
(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Net income available for common shareholders	$23,161	$32,206	$198,974	$118,984
Add — Series D convertible preferred distributions (1)	5,482	—	5,482	—
Net income available for common shareholders — diluted	$28,643	$32,206	$204,456	$118,984

FFO available for common shareholders (2)	$62,143	$62,555	$251,590	$249,074
Add — Series D convertible preferred distributions (1)	5,482	—	5,482	—
FFO available for common shareholders — diluted	$67,625	$62,555	$257,072	$249,074

Weighted average common shares outstanding — basic	210,039	209,861	209,965	197,831
Effect of dilutive Series D preferred shares (1)	26,019	—	6,559	—
Weighted average common shares outstanding — diluted	236,058	209,861	216,524	197,831

(1) In October 2006, we issued 15,180 series D cumulative convertible preferred shares, for net proceeds of approximately $368,300.  Each series D preferred share has a liquidation preference of $25.00 and requires dividends of $1.625, 6 1/2%, per annum, payable in equal quarterly payments.  Our series D preferred shares are convertible, at the holder’s option, into our common shares at an initial conversion rate of 1.9231 common shares per series D preferred share, which is equivalent to an initial conversion price of $13.00 per common share.  Our series D preferred shares were convertible into 29,192 common shares as of 12/31/06.

(2) See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE
(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Number of Properties:

Office	351	302	351	302
Industrial	153	135	153	135
Total	504	437	504	437

CBD	50	50	50	50
Suburban	454	387	454	387
Total	504	437	504	437

Square Feet (2):

Office	34,278	31,165	34,278	31,165
Industrial	25,587	23,768	25,587	23,768
Total	59,865	54,933	59,865	54,933

CBD	11,490	11,485	11,490	11,485
Suburban	48,375	43,448	48,375	43,448
Total	59,865	54,933	59,865	54,933

Percent Leased (3):

Office	90.5%	92.5%	90.5%	92.5%
Industrial	96.6%	96.6%	96.6%	96.6%
Total	93.1%	94.3%	93.1%	94.3%

CBD	90.2%	92.9%	90.2%	92.9%
Suburban	93.8%	94.6%	93.8%	94.6%
Total	93.1%	94.3%	93.1%	94.3%

Rental Income (4):

Office	$174,274	$158,064	$678,632	$603,764
Industrial	31,489	27,515	117,189	105,077
Total	$205,763	$185,579	$795,821	$708,841

CBD	$70,936	$72,413	$286,746	$281,273
Suburban	134,827	113,166	509,075	427,568
Total	$205,763	$185,579	$795,821	$708,841

Property Net Operating Income (NOI) (5):

Office	$99,927	$92,080	$399,407	$364,867
Industrial	23,105	19,950	85,702	74,411
Total	$123,032	$112,030	$485,109	$439,278

CBD	$38,940	$40,015	$159,795	$159,965
Suburban	84,092	72,015	325,314	279,313
Total	$123,032	$112,030	$485,109	$439,278

NOI Margin (6):

Office	57.3%	58.3%	58.9%	60.4%
Industrial	73.4%	72.5%	73.1%	70.8%
Total	59.8%	60.4%	61.0%	62.0%

CBD	54.9%	55.3%	55.7%	56.9%
Suburban	62.4%	63.6%	63.9%	65.3%
Total	59.8%	60.4%	61.0%	62.0%

(1) Excludes properties classified in discontinued operations.

(2) Prior periods exclude space remeasurements made during the current period.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6) NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET
(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Metro Washington, DC	20	20	20	20
Oahu, HI	56	53	56	53
Metro Boston, MA	36	36	36	36
Southern California	24	24	24	24
Metro Austin, TX	26	26	26	26
Other markets	321	257	321	257
Total	504	437	504	437

Square Feet (2):
Metro Philadelphia, PA	5,453	5,447	5,453	5,447
Metro Washington, DC	2,658	2,645	2,658	2,645
Oahu, HI	17,880	17,879	17,880	17,879
Metro Boston, MA	2,740	2,737	2,740	2,737
Southern California	1,444	1,444	1,444	1,444
Metro Austin, TX	2,807	2,806	2,807	2,806
Other markets	26,883	21,975	26,883	21,975
Total	59,865	54,933	59,865	54,933

Percent Leased (3):
Metro Philadelphia, PA	90.2%	93.0%	90.2%	93.0%
Metro Washington, DC	95.8%	95.9%	95.8%	95.9%
Oahu, HI	97.3%	97.8%	97.3%	97.8%
Metro Boston, MA	96.5%	97.0%	96.5%	97.0%
Southern California	97.7%	97.9%	97.7%	97.9%
Metro Austin, TX	94.2%	90.6%	94.2%	90.6%
Other markets	89.9%	91.4%	89.9%	91.4%
Total	93.1%	94.3%	93.1%	94.3%

Rental Income (4):
Metro Philadelphia, PA	$31,774	$32,900	$127,051	$133,390
Metro Washington, DC	20,972	20,290	80,154	77,751
Oahu, HI	15,432	14,619	61,012	51,343
Metro Boston, MA	15,023	14,775	60,568	57,932
Southern California	12,154	12,028	48,282	47,553
Metro Austin, TX	12,494	10,659	44,199	39,768
Other markets	97,914	80,308	374,555	301,104
Total	$205,763	$185,579	$795,821	$708,841

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$16,929	$17,401	$68,025	$72,909
Metro Washington, DC	13,176	13,018	50,244	50,316
Oahu, HI	12,381	12,130	49,414	41,561
Metro Boston, MA	9,658	9,629	39,578	38,898
Southern California	8,519	8,282	33,603	32,374
Metro Austin, TX	5,734	4,495	21,541	18,150
Other markets	56,635	47,075	222,704	185,070
Total	$123,032	$112,030	$485,109	$439,278

NOI Margin (6):
Metro Philadelphia, PA	53.3%	52.9%	53.5%	54.7%
Metro Washington, DC	62.8%	64.2%	62.7%	64.7%
Oahu, HI	80.2%	83.0%	81.0%	80.9%
Metro Boston, MA	64.3%	65.2%	65.3%	67.1%
Southern California	70.1%	68.9%	69.6%	68.1%
Metro Austin, TX	45.9%	42.2%	48.7%	45.6%
Other markets	57.8%	58.6%	59.5%	61.5%
Total	59.8%	60.4%	61.0%	62.0%

(1) Excludes properties classified in discontinued operations.

(2) Prior periods exclude space remeasurements made during the current period.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6) NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE
(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Office:
Properties	294	294	273	273
Total sq. ft.	30,329	30,329	28,283	28,283
Percent leased (3)	90.1%	92.1%	90.7%	92.6%
Rental income (4)	$157,424	$157,251	$591,182	$588,515
Property net operating income (NOI) (5)	$90,089	$91,503	$348,305	$356,352
NOI % growth	-1.5%		-2.3%

Industrial:
Properties	135	135	94	94
Total sq. ft.	23,729	23,729	15,476	15,476
Percent leased (3)	96.7%	96.6%	97.7%	97.0%
Rental income (4)	$29,056	$27,566	$101,659	$99,097
Property net operating income (NOI) (5)	$21,098	$20,024	$72,755	$69,255
NOI % growth	5.4%		5.1%

CBD:
Properties	50	50	49	49
Total sq. ft.	11,490	11,490	10,860	10,860
Percent leased (3)	90.2%	92.8%	91.3%	92.5%
Rental income (4)	$70,936	$72,414	$274,832	$273,099
Property net operating income (NOI) (5)	$38,940	$40,015	$152,986	$155,069
NOI % growth	-2.7%		-1.3%

Suburban:
Properties	379	379	318	318
Total sq. ft.	42,568	42,568	32,899	32,899
Percent leased (3)	93.8%	94.5%	93.8%	95.1%
Rental income (4)	$115,544	$112,403	$418,009	$414,513
Property net operating income (NOI) (5)	$72,247	$71,512	$268,074	$270,538
NOI % growth	1.0%		-0.9%

Total:
Properties	429	429	367	367
Total sq. ft.	54,058	54,058	43,759	43,759
Percent leased (3)	93.0%	94.1%	93.2%	94.4%
Rental income (4)	$186,480	$184,817	$692,841	$687,612
Property net operating income (NOI) (5)	$111,187	$111,527	$421,060	$425,607
NOI % growth	-0.3%		-1.1%

(1) Based on properties owned continuously since 10/1/2005 and excludes properties classified in discontinued operations.

(2) Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,453	5,453	5,453	5,453
Percent leased (3)	90.2%	93.0%	90.2%	93.0%
Rental income (4)	$31,774	$32,900	$127,051	$133,390
Property net operating income (NOI) (5)	$16,929	$17,401	$68,025	$72,909
NOI % growth	-2.7%		-6.7%

Metro Washington, D.C.:
Properties	20	20	20	20
Total sq. ft.	2,658	2,658	2,658	2,658
Percent leased (3)	95.8%	95.9%	95.8%	95.9%
Rental income (4)	$20,972	$20,290	$80,154	$77,751
Property net operating income (NOI) (5)	$13,176	$13,018	$50,244	$50,316
NOI % growth	1.2%		-0.1%

Oahu, HI:
Properties	53	53	12	12
Total sq. ft.	17,840	17,840	9,587	9,587
Percent leased (3)	97.5%	97.8%	99.8%	99.6%
Rental income (4)	$15,432	$14,671	$48,587	$45,363
Property net operating income (NOI) (5)	$12,350	$12,205	$39,038	$36,405
NOI % growth	1.2%		7.2%

Metro Boston, MA:
Properties	36	36	36	36
Total sq. ft.	2,740	2,740	2,740	2,740
Percent leased (3)	96.5%	97.0%	96.5%	97.0%
Rental income (4)	$15,023	$14,775	$60,568	$57,932
Property net operating income (NOI) (5)	$9,658	$9,629	$39,578	$38,898
NOI % growth	0.3%		1.7%

Southern California:
Properties	24	24	24	24
Total sq. ft.	1,444	1,444	1,444	1,444
Percent leased (3)	97.7%	97.9%	97.7%	97.9%
Rental income (4)	$12,154	$12,028	$48,282	$47,553
Property net operating income (NOI) (5)	$8,519	$8,282	$33,603	$32,374
NOI % growth	2.9%		3.8%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,807	2,807	2,807	2,807
Percent leased (3)	94.2%	90.6%	94.2%	90.6%
Rental income (4)	$12,494	$10,659	$44,199	$39,768
Property net operating income (NOI) (5)	$5,734	$4,495	$21,541	$18,150
NOI % growth	27.6%		18.7%

Other Markets:
Properties	249	249	228	228
Total sq. ft.	21,116	21,116	19,070	19,070
Percent leased (3)	88.6%	90.9%	89.3%	91.5%
Rental income (4)	$78,631	$79,494	$284,000	$285,855
Property net operating income (NOI) (5)	$44,821	$46,497	$169,031	$176,555
NOI % growth	-3.6%		-4.3%

Total:
Properties	429	429	367	367
Total sq. ft.	54,058	54,058	43,759	43,759
Percent leased (3)	93.0%	94.1%	93.2%	94.4%
Rental income (4)	$186,480	$184,817	$692,841	$687,612
Property net operating income (NOI) (5)	$111,187	$111,527	$421,060	$425,607
NOI % growth	-0.3%		-1.1%

(1)   Based on properties owned continuously since 10/1/2005 and excludes properties classified in discontinued operations.

(2)   Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(3)        Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)        Includes some triple net lease rental income.

(5)        Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt Six properties in Minneapolis, MN	7.020%	7.020%	$16,056		2/1/2008	$15,724	1.1
Secured debt Two properties in Richland, WA	8.000%	8.000%	3,566		11/15/2008	1,004	1.9
Secured debt One property in Buffalo, NY	5.170%	5.170%	3,189		1/1/2009	134	2.0
Secured debt See note (2)	6.814%	7.842%	242,479		1/31/2011	225,547	4.1
Secured debt One property in Bannockburn, IL	8.050%	5.240%	25,170		6/1/2012	22,719	5.4
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,349		10/11/2012	4,507	5.8
Secured debt One property in Macon, GA	4.950%	6.280%	13,949		5/11/2014	11,930	7.4
Secured debt One property in Birmingham, AL	7.360%	5.610%	13,634		8/1/2016	9,281	9.6
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,504		1/1/2022	—	15.0
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,190		1/1/2022	—	15.0
Secured debt One property in North Haven, CT	6.750%	5.240%	5,205		3/1/2022	—	15.2
Secured debt One property in East Windsor, CT (3)	5.710%	5.240%	9,599		3/1/2026	—	19.2
Secured debt 23 properties in Atlanta, GA (4)	8.500%	5.070%	29,016		4/11/2028	4,937	21.3
Secured debt One property in Philadelphia, PA (5)	6.794%	7.383%	41,969		1/1/2029	2,478	22.0
Total / weighted average secured fixed rate debt	6.939%	7.123%	$415,875			$298,261	8.0

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (6)	5.607%	5.607%	$40,000		8/22/2010	$40,000	3.6
Senior notes due 2011 (3- MONTH LIBOR + 60 bps) (7)	5.823%	5.823%	400,000		3/16/2011	400,000	4.2
Total / weighted average unsecured floating rate debt	5.803%	5.803%	$440,000			$440,000	4.2

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	3.6
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	3.8
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	5.3
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	6.0
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	7.1
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	8.1
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	8.8
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	9.6
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	$1,550,000			$1,550,000	7.7

Total / weighted average unsecured debt	6.200%	6.325%	$1,990,000			$1,990,000	6.9

Total / weighted average secured fixed rate debt	6.939%	7.123%	$415,875			$298,261	8.0
Total / weighted average unsecured floating rate debt	5.803%	5.803%	440,000			440,000	4.2
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	1,550,000			1,550,000	7.7
Total / weighted average debt	6.328%	6.463%	$2,405,875	(8)		$2,288,261	7.1

(1)             Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)             Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)             The loan becomes prepayable on 2/7/2016.

(4)    The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(5)             The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(6)             Interest rate is weighted average based on amounts outstanding during 2006.  Interest rate on amounts outstanding at 12/31/06 is 5.9%. In August 2006, the revolving credit facility was amended to extend the maturity to 8/22/2010 and lower the interest payable on amounts drawn to LIBOR plus 55 b.p.

(7)            The notes became prepayable, at par, on September 16, 2006.  Interest rate is weighted average based on amounts outstanding during 2006.  Interest rate on amounts outstanding at 12/31/06, is 6.0%.

(8)             Total debt as of 12/31/2006, net of unamortized premiums and discounts, equals $2,397,231.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2007	$10,232	$—	$—	$10,232	6.8%
2008	26,369	—	—	26,369	7.0%
2009	7,879	—	—	7,879	6.9%
2010	8,303	40,000	50,000	98,303	7.3%
2011	229,905	400,000	—	629,905	6.2%
2012	31,113	—	200,000	231,113	7.0%
2013	3,804	—	200,000	203,804	6.5%
2014	15,789	—	250,000	265,789	5.7%
2015	4,029	—	450,000	454,029	6.0%
2016	13,387	—	400,000	413,387	6.3%
2017 and thereafter	65,065	—	—	65,065	7.3%
Total	$415,875	$440,000	$1,550,000	$2,405,875	6.3%

Percent	17.3%	18.3%	64.4%	100.0%

(1)   Total debt as of 12/31/2006, net of unamortized premiums and discounts, equals $2,397,231.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Leverage Ratios:

Total debt / total assets	43.0%	48.4%	48.0%	46.9%	47.3%
Total debt / gross book value of real estate assets (1)	40.2%	45.7%	45.4%	44.8%	46.7%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries (1)	40.2%	45.7%	45.4%	44.8%	45.1%
Total debt / total market capitalization	40.9%	47.0%	47.5%	46.2%	48.4%
Total debt / total book capitalization	44.8%	50.0%	49.5%	48.4%	48.8%
Secured debt / total assets	7.5%	7.1%	7.2%	7.1%	7.0%
Variable rate debt / total debt	18.4%	26.9%	26.0%	23.6%	24.0%
Variable rate debt / total assets	7.9%	13.0%	12.5%	11.1%	11.4%

Coverage Ratios:

EBITDA / interest expense	2.9x	2.7x	2.7x	2.9x	3.0x
EBITDA / interest expense + preferred distributions	2.1x	2.2x	2.2x	2.3x	2.3x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	39.4%	44.5%	44.4%	43.6%	44.1%
Secured debt / adjusted total assets (maximum 40%)	6.8%	6.6%	6.6%	6.6%	6.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.1x	2.8x	2.9x	3.0x	3.0x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	259.1%	223.6%	224.8%	229.6%	226.5%

(1)        Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(2)        Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

 (dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Tenant improvements (TI)	$21,830	$13,032	$14,641	$15,168	$23,436
Leasing costs (LC)	5,433	5,339	9,692	5,050	7,124
Total TI and LC	27,263	18,371	24,333	20,218	30,560

Recurring building improvements (1)	9,686	5,615	6,254	5,615	8,986
Development, redevelopment and other activities (2)	8,544	8,114	4,820	2,687	3,458
Total capital improvements, including TI and LC	$45,493	$32,100	$35,407	$28,520	$43,004

Sq. ft. beginning of period	58,070	58,029	56,835	55,035	54,132
Sq. ft. end of period	59,865	58,070	58,029	56,835	55,035
Average sq. ft. during period	58,968	58,050	57,432	55,935	54,584

Recurring building improvements per average sq. ft. during period	$0.16	$0.10	$0.11	$0.10	$0.16

(1)   Building improvements generally include recurring expenditures that are necessary to maintain the value of our properties.

(2)        Development, redevelopment and other activities generally include non-recurring expenditures that increase the value of our properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

2006 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Jan-06	Liverpool and Rochester, NY	Office	12	459	$51,600	$112.42	9.6%	3.5	92.5%	Element K Press, LLC
Mar-06	Dewitt, Fairport, Liverpool, Pittsford, Sherburne and Syracuse, NY	Office	23	1,368	150,000	109.65	8.8%	6.4	87.8%	Manning and Napier Advisors, Inc.
Apr-06	Winchester, VA	Industrial	1	308	14,735	47.84	9.1%	7.0	100.0%	Trex Company, Inc.
Apr-06	Macon, GA	Office	1	196	24,146	123.19	9.7%	4.7	98.9%	Ikon Office Solutions, Inc.
May-06	Columbia, SC	Office	8	538	51,100	94.98	9.3%	4.5	93.3%	State of South Carolina
Jun-06	Carmel, IN	Office	1	72	6,575	91.32	9.3%	3.2	87.6%	New York Life Insurance Co.
Jun-06	Blue Ash, OH	Office	1	93	8,700	93.55	9.9%	5.9	94.0%	First Data Government Solutions, Inc.
Oct-06	St. Louis, MO	Office	1	99	14,425	145.71	8.9%	5.3	98.6%	American Multispecialty Group
Oct-06	Berlin, East Windsor, North Haven, Orange and Wallingford, CT	Industrial	13	1,457	97,000	66.58	8.2%	7.3	96.7%	Baran Institute of Technology, Inc.
Oct-06	Kansas City, MO	Office	1	98	9,050	92.35	9.1%	5.1	80.1%	Manufacturers Technical Institute
Dec-06	Birmingham, AL	Office	1	122	24,500	200.82	9.1%	6.6	100.0%	Colonial Bank, N. A.
Dec-06	Columbia, SC	Industrial	1	53	5,000	94.34	8.7%	8.8	100.0%	Southern Anesthesia & Surgical, Inc.
	Total / Weighted Average		64	4,863	$456,831	$93.94	8.9%	5.8	93.3%

Dispositions:
									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

Jul-06	Atlanta, GA	Office	4	68	$9,200	$8,090	$135.29	$118.97	1.1x	$1,172
Nov-06	San Antonio, TX	Office	1	33	4,500	2,573	136.36	77.97	1.7x	1,745
	Total		5	101	$13,700	$10,663	$135.64	$105.57	1.3x	$2,917

(1)   Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)        Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price.

(3)          Average remaining lease term based on rental income as of the date acquired.

(4)    Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

2006 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Debt Transactions (1):
New debt raised	$—	$—	$—	$400,000
New debt assumed as part of acquisitions	$30,070	$—	$13,053	$7,532
Total new debt	30,070	—	13,053	407,532

Debt retired	$—	$—	$—	$(350,000)
Net debt	$30,070	$—	$13,053	$57,532

Equity Transactions:
New common shares issued	—	—	—	—
New common equity raised, net	$—	$—	$—	$—

New preferred shares issued	15,180	—	—	6,000
New preferred equity raised, net	$368,270	$—	$—	$145,015
Total new equity	$368,270	$—	$—	$145,015

Preferred equity retired	$—	$—	$—	$(200,000)
Net equity	$368,270	$—	$—	$(54,985)

(1)    Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
December 31, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro	Metro
	Philadelphia, PA	Washington, DC	Oahu, HI	Metro Boston, MA	Southern California	Metro Austin, TX	Other Markets	Total
Square Feet:
Office	5,453	2,658	—	2,740	1,444	1,491	20,492	34,278
Industrial	—	—	17,880	—	—	1,316	6,391	25,587
Total	5,453	2,658	17,880	2,740	1,444	2,807	26,883	59,865

CBD	4,599	892	158	523	331	186	4,801	11,490
Suburban	854	1,766	17,722	2,217	1,113	2,621	22,082	48,375
Total	5,453	2,658	17,880	2,740	1,444	2,807	26,883	59,865

U.S. Government and other government tenants (1)	11	1,363	—	211	509	15	3,456	5,565
Medical related tenants (1)	978	356	—	1,042	630	394	3,058	6,458
Land leases (1)	—	—	17,391	—	—	—	—	17,391
Other investment grade tenants (1)(2)	1,875	98	—	850	36	380	6,142	9,381
Other tenants (1)	2,056	729	7	542	236	1,855	11,499	16,924
Vacant	533	112	482	95	33	163	2,728	4,146
Total	5,453	2,658	17,880	2,740	1,444	2,807	26,883	59,865

Percent by Major Market:
Office	16%	8%	0%	8%	4%	4%	60%	100%
Industrial	0%	0%	70%	0%	0%	5%	25%	100%
Total	9%	4%	30%	5%	2%	5%	45%	100%

CBD	40%	8%	1%	4%	3%	2%	42%	100%
Suburban	2%	4%	37%	4%	2%	5%	46%	100%
Total	9%	4%	30%	5%	2%	5%	45%	100%

U.S. Government and other government tenants	0%	25%	0%	4%	9%	0%	62%	100%
Medical related tenants	15%	6%	0%	16%	10%	6%	47%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	20%	1%	0%	9%	0%	4%	66%	100%
Other tenants	12%	5%	0%	3%	1%	11%	68%	100%
Vacant	13%	3%	12%	2%	1%	4%	65%	100%
Total	9%	4%	30%	5%	2%	5%	45%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	53%	76%	57%
Industrial	0%	0%	100%	0%	0%	47%	24%	43%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	1%	19%	23%	7%	18%	19%
Suburban	16%	66%	99%	81%	77%	93%	82%	81%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	0%	8%	35%	1%	13%	9%
Medical related tenants	18%	13%	0%	38%	44%	14%	11%	11%
Land leases	0%	0%	97%	0%	0%	0%	0%	29%
Other investment grade tenants (2)	34%	4%	0%	31%	3%	13%	23%	16%
Other tenants	38%	28%	0%	20%	16%	66%	43%	28%
Vacant	10%	4%	3%	3%	2%	6%	10%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1) Sq. ft. is pursuant to signed leases as of 12/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET

(ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro	Metro
	Philadelphia, PA	Washington, DC	Oahu, HI	Metro Boston, MA	Southern California	Metro Austin, TX	Other Markets	Total
Annualized Rental Income (1):
Office	$125,255	$79,045	$—	$61,284	$49,692	$28,787	$351,208	$695,271
Industrial	—	—	60,953	—	—	15,098	51,874	127,925
Total	$125,255	$79,045	$60,953	$61,284	$49,692	$43,885	$403,082	$823,196

CBD	$113,678	$35,817	$1,165	$20,192	$21,329	$4,726	$84,052	$280,959
Suburban	11,577	43,228	59,788	41,092	28,363	39,159	319,030	542,237
Total	$125,255	$79,045	$60,953	$61,284	$49,692	$43,885	$403,082	$823,196

U.S. Government and other government tenants	$240	$40,458	—	$5,208	$10,252	$227	$63,451	$119,836
Medical related tenants	20,484	13,130	$—	22,436	33,139	10,011	56,977	156,177
Land leases	—	—	60,802	—	—	—	—	60,802
Other investment grade tenants (2)	50,236	3,577	—	16,765	1,023	4,447	110,462	186,510
Other tenants	54,295	21,880	151	16,875	5,278	29,200	172,192	299,871
Total	$125,255	$79,045	$60,953	$61,284	$49,692	$43,885	$403,082	$823,196

Percent by Major Market:
Office	18%	11%	0%	9%	7%	4%	51%	100%
Industrial	0%	0%	48%	0%	0%	12%	40%	100%
Total	16%	10%	7%	7%	6%	5%	49%	100%

CBD	40%	13%	0%	7%	8%	2%	30%	100%
Suburban	2%	8%	11%	8%	5%	7%	59%	100%
Total	16%	10%	7%	7%	6%	5%	49%	100%

U.S. Government and other government tenants	0%	34%	0%	4%	9%	0%	53%	100%
Medical related tenants	13%	9%	0%	14%	21%	6%	37%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	27%	2%	0%	9%	1%	2%	59%	100%
Other tenants	18%	7%	0%	6%	2%	10%	57%	100%
Total	16%	10%	7%	7%	6%	5%	49%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	66%	87%	84%
Industrial	0%	0%	100%	0%	0%	34%	13%	16%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	45%	2%	33%	43%	11%	21%	34%
Suburban	9%	55%	98%	67%	57%	89%	79%	66%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	0%	8%	21%	1%	16%	15%
Medical related tenants	16%	17%	0%	37%	67%	23%	14%	19%
Land leases	0%	0%	100%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	40%	4%	0%	27%	2%	10%	27%	23%
Other tenants	44%	28%	0%	28%	10%	66%	43%	36%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)                   Annualized rental income is rents pursuant to signed leases as of 12/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)                   Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

 SUMMARY OF PROPERTIES BY MAJOR MARKET

 (amounts in thousands)

	As of 12/31/2006			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,453	9.1%	$125,255	15.2%
Metro Washington, DC	20	2,658	4.4%	79,045	9.6%
Oahu, HI	56	17,880	29.9%	60,953	7.4%
Metro Boston, MA	36	2,740	4.6%	61,284	7.5%
Southern California	24	1,444	2.4%	49,692	6.0%
Metro Austin, TX	26	2,807	4.7%	43,885	5.3%
Other markets	321	26,883	44.9%	403,082	49.0%
Total	504	59,865	100.0%	$823,196	100.0%

		Percent NOI For the Three Months Ended (2)
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Metro Philadelphia, PA	13.8%	13.9%	14.1%	14.3%	15.5%
Metro Washington, DC	10.7%	10.1%	10.1%	10.6%	11.6%
Oahu, HI	10.1%	10.9%	10.2%	9.7%	10.8%
Metro Boston, MA	7.8%	8.1%	8.2%	8.5%	8.6%
Southern California	6.9%	7.0%	6.7%	7.1%	7.4%
Metro Austin, TX	4.7%	4.2%	4.5%	4.4%	4.0%
Other markets	46.0%	45.8%	46.2%	45.4%	42.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)                   Annualized rental income is rents pursuant to signed leases as of 12/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.

(2)                   NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

LEASING SUMMARY
(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Properties	504	487	487	474	442
Total sq. ft. (2)	59,865	58,070	58,029	56,835	55,035
Percentage leased	93.1%	93.4%	93.6%	93.4%	94.3%

Leasing Activity (sq. ft.):
New leases	453	642	629	606	538
Renewals	421	766	1,343	1,160	774
Total	874	1,408	1,972	1,766	1,312

% Change in GAAP Rent (3):
New leases	24%	19%	8%	-4%	-2%
Renewals	-3%	1%	3%	4%	13%
Weighted average	9%	9%	5%	2%	5%

Capital Commitments (4):
New leases	$7,912	$20,473	$10,975	$8,966	$9,681
Renewals	3,527	5,205	15,116	9,944	3,738
Total	$11,439	$25,678	$26,091	$18,910	$13,419

Capital Commitments per Sq. Ft. (4):
New leases	$17.47	$31.89	$17.45	$14.80	$17.99
Renewals	$8.38	$6.80	$11.26	$8.57	$4.83
Total	$13.09	$18.24	$13.23	$10.71	$10.23

Weighted Average Lease Term by Sq. Ft. (years):
New leases	5.0	7.6	6.2	6.9	7.3
Renewals	4.7	5.0	8.9	11.7	11.4
Total	4.8	6.3	8.0	10.3	9.4

Capital Commitments per Sq. Ft. per Year:
New leases	$3.49	$4.20	$2.81	$2.14	$2.46
Renewals	$1.78	$1.36	$1.26	$0.73	$0.42
Total	$2.73	$2.89	$1.65	$1.04	$1.09

(1) Results as of and for the three months ended 12/31/06, 9/30/2006, 6/30/2006 and 3/31/2006 excludes properties classified in discontinued operations ; prior period reflects amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.
(2) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(3) Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.
(4) Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 12/31/2006)
(dollars and sq. ft. in thousands)

	Total Sq. Ft. As of	Sq. Ft. Leases Executed During Three Months Ended 12/31/2006 (1)
Property Type/Market	12/31/2006	New	Renewals	Total
Office	34,278	404	404	808
Industrial	25,587	49	17	66
Total	59,865	453	421	874

CBD	11,490	52	65	117
Suburban	48,375	401	356	757
Total	59,865	453	421	874

Metro Philadelphia, PA	5,453	27	2	29
Metro Washington, DC	2,658	7	18	25
Oahu, HI	17,880	47	2	49
Metro Boston, MA	2,740	6	11	17
Southern California	1,444	2	9	11
Metro Austin, TX	2,807	28	31	59
Other markets	26,883	336	348	684
Total	59,865	453	421	874

(1)    Excludes sq. ft. from properties classified in discontinued operations.

	Sq. Ft. Leased
	As of 9/30/2006	9/30/06 % Leased (2)	Expired	New and Renewals	Acquisitions / (Sales)	As of 12/31/06	12/31/2006 % Leased
Office	30,922	91.1%	(1,024)	808	299	31,005	90.5%
Industrial	23,330	96.7%	(144)	66	1,462	24,714	96.6%
Total	54,252	93.4%	(1,168)	874	1,761	55,719	93.1%

CBD	10,549	91.8%	(301)	117	—	10,365	90.2%
Suburban	43,703	93.8%	(867)	757	1,761	45,354	93.8%
Total	54,252	93.4%	(1,168)	874	1,761	55,719	93.1%

Metro Philadelphia, PA	4,941	90.6%	(50)	29	—	4,920	90.2%
Metro Washington, DC	2,555	96.6%	(34)	25	—	2,546	95.8%
Oahu, HI	17,447	97.3%	(98)	49	—	17,398	97.3%
Metro Boston, MA	2,705	98.7%	(77)	17	—	2,645	96.5%
Southern California	1,412	97.8%	(12)	11	—	1,411	97.7%
Metro Austin, TX	2,636	93.9%	(51)	59	—	2,644	94.2%
Other markets	22,556	90.0%	(846)	684	1,761	24,155	89.9%
Total	54,252	93.4%	(1,168)	874	1,761	55,719	93.1%

(2)    Based on total sq. ft. as of September 30, 2006; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (12 MONTHS ENDED 12/31/2006)
(dollars and sq. ft. in thousands)

	Total Sq. Ft. As of	Sq. Ft. Leases Executed During Year Ended 12/31/2006 (1)
Property Type/Market	12/31/2006	New	Renewals	Total
Office	34,278	1,706	2,603	4,309
Industrial	25,587	624	1,087	1,711
Total	59,865	2,330	3,690	6,020

CBD	11,490	441	871	1,312
Suburban	48,375	1,889	2,819	4,708
Total	59,865	2,330	3,690	6,020

Metro Philadelphia, PA	5,453	263	501	764
Metro Washington, DC	2,658	68	198	266
Oahu, HI	17,880	333	403	736
Metro Boston, MA	2,740	150	489	639
Southern California	1,444	17	55	72
Metro Austin, TX	2,807	171	89	260
Other markets	26,883	1,328	1,955	3,283
Total	59,865	2,330	3,690	6,020

(1)    Excludes sq. ft. from properties classified in discontinued operations.

	Sq. Ft. Leased
	As of 12/31/2005	12/31/2005 % Leased (2)	Expired	New and Renewals	Acquisitions/ (Sales)(3)	As of 12/31/2006	12/31/06 % Leased
Office	28,931	92.5	(4,925)	4,309	2,690	31,005	90.5%
Industrial	22,952	96.6%	(1,719)	1,711	1,770	24,714	96.6%
Total	51,883	94.3%	(6,644)	6,020	4,460	55,719	93.1%

CBD	10,698	92.9%	(1,645)	1,312	—	10,365	90.2%
Suburban	41,185	94.6%	(4,999)	4,708	4,460	45,354	93.8%
Total	51,883	94.3%	(6,644)	6,020	4,460	55,719	93.1%

Metro Philadelphia, PA	5,064	93.0%	(908)	764	—	4,920	90.2%
Metro Washington, DC	2,538	95.9%	(258)	266	—	2,546	95.8%
Oahu, HI	17,481	97.8%	(819)	736	—	17,398	97.3%
Metro Boston, MA	2,654	97.0%	(648)	639	—	2,645	96.5%
Southern California	1,414	97.9%	(75)	72	—	1,411	97.7%
Metro Austin, TX	2,542	90.6%	(158)	260	—	2,644	94.2%
Other markets	20,190	91.4%	(3,778)	3,283	4,460	24,155	89.9%
Total	51,883	94.3%	(6,644)	6,020	4,460	55,719	93.1%

(2)    Based on total sq. ft. as of December 31, 2005; excludes acquisitions and effects of space remeasurements during the period.

(3)    Includes properties classified in discontinued operations during the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT
(sq. ft. in thousands)

		% of Total	% of Rental
Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1. U.S. Government	4,932	8.9%	13.2%	2007 to 2020
2. GlaxoSmithKline plc	608	1.1%	1.8%	2013
3. PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4. Comcast Corporation	400	0.7%	1.2%	2007, 2008
5. Solectron Corporation	765	1.4%	1.1%	2014
6. The Scripps Research Institute	164	0.3%	1.1%	2019
7. JDA Software Group, Inc.	283	0.5%	1.1%	2012
8. Ballard Spahr Andrews & Ingersoll, LLP	231	0.4%	1.0%	2008, 2015
9. Tyco International Ltd	660	1.2%	1.0%	2007, 2017
Total	8,503	15.3%	22.9%

(1) Sq. ft. is pursuant to signed leases as of 12/31/2006 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)    Rental income is rents pursuant to signed leases as of 12/31/2006 plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.

HRPT Properties Trust
 Supplemental Operating and Financial Data
 December 31, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE
(dollars and sq. ft. in thousands)

	Total as of 12/31/2006	2007	2008	2009	2010 and Thereafter

Office:
Total sq. ft.	34,278
Leased sq. ft. (1)	31,005	3,185	3,203	2,827	21,790
Percent	100.0%	10.3%	10.3%	9.1%	70.3%
Annualized rental income (2)	$695,271	$72,448	$71,349	$62,324	$489,150
Percent	100.0%	10.4%	10.3%	9.0%	70.3%

Industrial:
Total sq. ft.	25,587
Leased sq. ft. (1)	24,714	1,188	1,458	991	21,077
Percent	100.0%	4.8%	5.9%	4.0%	85.3%
Annualized rental income (2)	$127,925	$8,164	$10,459	$6,413	$102,889
Percent	100.0%	6.4%	8.2%	5.0%	80.4%

CBD:
Total sq. ft.	11,490
Leased sq. ft. (1)	10,365	873	1,249	735	7,508
Percent	100.0%	8.4%	12.1%	7.1%	72.4%
Annualized rental income (2)	$280,959	$23,950	$31,091	$22,060	$203,858
Percent	100.0%	8.5%	11.1%	7.9%	72.5%

Suburban:
Total sq. ft.	48,375
Leased sq. ft. (1)	45,354	3,500	3,412	3,083	35,359
Percent	100.0%	7.7%	7.5%	6.8%	78.0%
Annualized rental income (2)	$542,237	$56,662	$50,717	$46,677	$388,181
Percent	100.0%	10.4%	9.4%	8.6%	71.6%

Total:
Total sq. ft.	59,865
Leased sq. ft. (1)	55,719	4,373	4,661	3,818	42,867
Percent	100.0%	7.8%	8.4%	6.9%	76.9%
Annualized rental income (2)	$823,196	$80,612	$81,808	$68,737	$592,039
Percent	100.0%	9.8%	9.9%	8.4%	71.9%

(1) Sq. ft. is pursuant to signed leases as of 12/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2) Annualized rental income is rents pursuant to signed leases as of 12/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET
(dollars and sq. ft. in thousands)

	Total as of 12/31/2006	2007	2008	2009	2010 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,453
Leased sq. ft. (1)	4,920	168	687	268	3,797
Percent	100.0%	3.4%	14.0%	5.4%	77.2%
Annualized rental income (2)	$125,255	$4,217	$16,735	$5,666	$98,637
Percent	100.0%	3.4%	13.4%	4.5%	78.7%
Metro Washington, DC:
Total sq. ft.	2,658
Leased sq. ft. (1)	2,546	348	125	144	1,929
Percent	100.0%	13.7%	4.9%	5.7%	75.7%
Annualized rental income (2)	$79,045	$9,689	$3,784	$5,231	$60,341
Percent	100.0%	12.3%	4.8%	6.6%	76.3%
Oahu, HI:
Total sq. ft.	17,880
Leased sq. ft. (1)	17,398	455	495	261	16,187
Percent	100.0%	2.6%	2.8%	1.5%	93.1%
Annualized rental income (2)	$60,953	$1,027	$2,423	$1,042	$56,461
Percent	100.0%	1.7%	4.0%	1.7%	92.6%
Metro Boston, MA
Total sq. ft.	2,740
Leased sq. ft. (1)	2,645	386	150	43	2,066
Percent	100.0%	14.6%	5.7%	1.6%	78.1%
Annualized rental income (2)	$61,284	$9,092	$4,087	$1,367	$46,738
Percent	100.0%	14.8%	6.7%	2.2%	76.3%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,411	354	113	155	789
Percent	100.0%	25.1%	8.0%	11.0%	55.9%
Annualized rental income (2)	$49,692	$10,489	$4,904	$6,328	$27,971
Percent	100.0%	21.1%	9.9%	12.7%	56.3%
Metro Austin, TX:
Total sq. ft.	2,807
Leased sq. ft. (1)	2,644	514	173	171	1,786
Percent	100.0%	19.4%	6.5%	6.5%	67.6%
Annualized rental income (2)	$43,885	$7,127	$3,527	$3,065	$30,166
Percent	100.0%	16.2%	8.0%	7.0%	68.8%
Other markets:
Total sq. ft.	26,883
Leased sq. ft. (1)	24,155	2,148	2,918	2,776	16,313
Percent	100.0%	8.9%	12.1%	11.5%	67.5%
Annualized rental income (2)	$403,082	$38,971	$46,348	$46,038	$271,725
Percent	100.0%	9.7%	11.5%	11.4%	67.4%
Total:
Total sq. ft.	59,865
Leased sq. ft. (1)	55,719	4,373	4,661	3,818	42,867
Percent	100.0%	7.8%	8.4%	6.9%	76.9%
Annualized rental income (2)	$823,196	$80,612	$81,808	$68,737	$592,039
Percent	100.0%	9.8%	9.9%	8.4%	71.9%

(1) Sq. ft. is pursuant to signed leases as of 12/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2) Annualized rental income is rents pursuant to signed leases as of 12/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

 HRPT Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2006

PORTFOLIO LEASE EXPIRATION SCHEDULE
(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2007	4,373	7.8%	$80,612	9.8%	9.8%
2008	4,661	8.4%	81,808	9.9%	19.7%
2009	3,818	6.9%	68,737	8.4%	28.1%
2010	5,673	10.2%	96,610	11.7%	39.8%
2011	5,370	9.6%	94,260	11.5%	51.3%
2012	4,053	7.3%	79,591	9.7%	61.0%
2013	2,328	4.2%	42,705	5.2%	66.2%
2014	2,540	4.6%	43,651	5.3%	71.5%
2015	2,560	4.6%	54,061	6.6%	78.1%
2016	1,964	3.5%	34,141	4.1%	82.2%
2017 and thereafter	18,379	32.9%	147,020	17.8%	100.0%
Total	55,719	100.0%	$823,196	100.0%

Weighted average remaining lease term (in years)	9.3		6.4

(1) Sq. ft. is pursuant to signed leases as of 12/31/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)    Annualized rental income is rents pursuant to signed leases as of 12/31/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.